SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 25, 2005


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-31159                  81-0304651
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            301 Central Avenue, #384
                        Hilton Head, South Carolina 29926
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (843) 842-4048
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

================================================================================

ITEM 7.01       REGULATION FD DISCLOSURE.

         On October 25, 2005, Trend Mining Company issued the press release attached as Exhibit 99.1 hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

                (c)      Exhibits

                 99.1    Press  release of the  Registrant,  dated October 25,
                         2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005
                                  TREND MINING COMPANY


                                  By: /s/ Thomas P. Loucks
                                      ----------------------------------------
                                  Name:    Thomas P. Loucks
                                  Title:   President and Chief Executive Officer